Securities Act File No. 333-102055 1940 Act File No. 811-03790 Filed pursuant to Securities Act Rule 497(d) (Prospectus) Filed pursuant to Securities Act Rule 497(k) (Summary Prospectus)

PEAR TREE FUNDS

Supplement
to
Summary Prospectus of Pear Tree Essex Environmental Opportunities Fund dated August 1, 2025
Prospectus of Pear Tree Funds dated August 1, 2025

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

Ordinary Shares (Ticker Symbol: EEOFX)
Institutional Shares (Ticker Symbol: GEOSX)
R6 Shares (Ticker Symbol: GEORX)

August 28, 2025

This Supplement amends as of August 28, 2025 each of the current Summary Prospectus of Pear Tree Essex Environmental Opportunities Fund (“Environmental Opportunities Fund”) dated August 1, 2025, and the current Prospectus of Pear Tree Funds dated August 1, 2025 with respect to Environmental Opportunities Fund.

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1.       The following information amends and restates as of August 1, 2025 the “Fee Table and Expenses of Environmental Opportunities Fund”.

Fee Table and Expenses of Environmental Opportunities Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of Environmental Opportunities Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares
Management Fees	0.90%	0.90%		0.90%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses	0.40%	0.39%		0.24%
Total Annual Fund Operating Expenses	1.55%	1.29%		1.14%
Fee Waiver and/or Expense Reimbursement (2)	0.31%	0.30	%(1)	0.19%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (2)	1.24%	0.99	%(1)	0.95%

(1)	The Manager, in its capacity as transfer agent, has contractually agreed until July 31, 2026 to waive such portion of the fees that it would otherwise receive for serving as transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of the net assets of the Fund attributable to Institutional Shares. This fee waiver does not apply to Ordinary Shares or R6 Shares. This fee waiver agreement only may be terminated with the consent of the Trustees. The Manager does not have the right to recoup from Environmental Opportunities Fund amounts that it has waived under that agreement.

(2)	The Manager has contractually agreed until July 31, 2026 to reimburse such portion of the expenses of the Fund attributable to Ordinary Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares, Institutional Shares and R6 Shares, excluding AFFE and extraordinary expenses, is not greater than 1.24 percent of the Fund’s net assets attributable to Ordinary Shares, 0.99 percent of the Fund’s net assets attributable to Institutional Shares, and 0.95 percent of the Fund’s net assets attributable to R6 Shares.

Example

This example is intended to help you compare the cost of investing in Environmental Opportunities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Environmental Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Environmental Opportunities Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver and expense reimbursement agreements currently in effect expire July 31, 2026; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$126	$459	$815	$1,819
Institutional Shares	$101	$379	$679	$1,530
R6 Shares	$ 97	$343	$609	$1,369

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The rest of the Prospectus and Statement of Additional Information remain unchanged.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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